SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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PROXY MATERIALS

I M P O R T A N T
PLEASE CAST YOUR VOTE NOW!

FIDELITY ASSET MANAGER
FIDELITY ASSET MANAGER: GROWTH
FIDELITY ASSET MANAGER: INCOME
SPARTAN INVESTMENT GRADE BOND FUND

Dear Investor:

I am writing to let you know that we have rescheduled the shareholder
meeting for the Fidelity Funds    listed     above for January 19,
2000, and that you have the opportunity to cast your vote on the selection of independent accountants and the election of the Board of Trustees. As you know, at the Funds' shareholder meeting in October, we postponed the vote on the proposal to ratify the selection of independent accountants after the Board of Trustees decided to appoint Deloitte & Touche LLP as the Funds' independent accountants. When we rescheduled that vote for January, we also rescheduled the vote to elect a Board of Trustees, to give shareholders the opportunity to vote on a new trustee expected to take office on January 1, 2000 after another trustee retires. Adjourning the meeting and postponing the vote allowed us time to prepare and provide you with revised proxy materials. This package contains information about the
proposal   s     and the material to use when voting by mail.

Please read the enclosed materials and cast your vote on the proxy card(s). PLEASE VOTE AND RETURN YOUR CARD(S) PROMPTLY, REGARDLESS OF WHETHER YOU VOTED YOUR SHARES AT THE MEETING IN OCTOBER AND NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

   Neither the Funds nor their shareholders will bear the costs associated with printing or mailing additional proxy materials or reconvening the special meeting of shareholders. As we advised you by letter in October, after the original proxy statement was mailed to you on August 9, 1999, PricewaterhouseCoopers LLP communicated to officers of the Funds that, as of that date, two PricewaterhouseCoopers LLP professionals held shares of Asset Manager:
Growth. These investments were inconsistent with independence standards pertaining to accountants. As a result, the Board of Trustees decided to appoint Deloitte & Touche LLP as independent accountants of the Funds.

The proposal to ratify the appointment of Deloitte & Touche LLP has been considered carefully by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder, and the Trustees believe this proposal is in shareholders' best interest. They recommend that you cast your vote to ratify the appointment of Deloitte & Touche LLP.

VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in the package. Be sure to sign the card(s) before mailing it in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,



Eric D. Roiter
Secretary

You are being asked to vote on the following proposals:

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Charles Street Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.

Except for Ned C. Lautenbach, all nominees named below are currently Trustees of Fidelity Charles Street Trust and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, William O. McCoy, and Robert C. Pozen were selected by the trust's Nominating and Administration Committee and were appointed to the Board in March 1997, January 1997, and August 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, Ned C. Lautenbach, William O. McCoy, and Robert C. Pozen, each of the nominees is currently a Trustee of 57 registered investment companies advised by FMR. Mr. Gates, Mr. McCoy and Mr. Pozen are currently Trustees of 55 registered investment companies advised by FMR. Mr. Lautenbach is not yet a Trustee of any registered investment companies advised by FMR.

In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee (Age)                Principal Occupation**          Year of Election or Appointment


Ralph F. Cox  (67)           President of RABAR              1991
                             Enterprises (management
                             consulting-engineering
                             industry, 1994). Prior to
                             February 1994, he was
                             President of Greenhill
                             Petroleum Corporation
                             (petroleum exploration and
                             production). Until March
                             1990, Mr. Cox was President
                             and Chief Operating Officer
                             of Union Pacific Resources
                             Company (exploration and
                             production). He is a
                             Director of USA Waste
                             Services, Inc.
                             (non-hazardous waste, 1993),
                             CH2M Hill Companies
                             (engineering), Rio Grande,
                             Inc. (oil and gas
                             production), and Daniel
                             Industries (petroleum
                             measurement equipment
                             manufacturer). In addition,
                             he is a member of advisory
                             boards of Texas A&M
                             University and the
                             University of Texas at Austin.

Phyllis Burke Davis  (67)    Prior to her retirement in      1992
                             September 1991, Mrs. Davis
                             was the Senior Vice
                             President of Corporate
                             Affairs of Avon Products,
                             Inc. She is currently a
                             Director of BellSouth
                             Corporation
                             (telecommunications), Eaton
                             Corporation (manufacturing,
                             1991), and the TJX
                             Companies, Inc. (retail
                             stores), and previously
                             served as a Director of
                             Hallmark Cards, Inc.
                             (1985-1991) and Nabisco
                             Brands, Inc. In addition,
                             she is a member of the
                             President's Advisory Council
                             of The University of Vermont
                             School of Business
                             Administration.

Robert M. Gates  (56)        Consultant, author, and         1997
                             lecturer (1993). Mr. Gates
                             was Director of the Central
                             Intelligence Agency (CIA)
                             from 1991-1993. From 1989 to
                             1991, Mr. Gates served as
                             Assistant to the President
                             of the United States and
                             Deputy National Security
                             Advisor. Mr. Gates is a
                             Director of LucasVarity PLC
                             (automotive components and
                             diesel engines), Charles
                             Stark Draper Laboratory
                             (non-profit), NACCO
                             Industries, Inc. (mining and
                             manufacturing), and TRW Inc.
                             (original equipment and
                             replacement products). Mr.
                             Gates also is a Trustee of
                             the Forum for International
                             Policy and of the Endowment
                             Association of the College
                             of William and Mary. In
                             addition, he is a member of
                             the National Executive Board
                             of the Boy Scouts of America.

*Edward C. Johnson 3d  (69)  President, is Chairman, Chief   1981
                             Executive Officer and a
                             Director of FMR Corp.; a
                             Director and Chairman of the
                             Board and of the Executive
                             Committee of FMR; Chairman
                             and a Director of Fidelity
                             Investments Money
                             Management, Inc. (1998),
                             Fidelity Management &
                             Research (U.K.) Inc., and
                             Fidelity Management &
                             Research (Far East) Inc.

Donald J. Kirk  (66)         Executive-in-Residence (1995)   1987
                             at Columbia University
                             Graduate School of Business
                             and a financial consultant.
                             From 1987 to January 1995,
                             Mr. Kirk was a Professor at
                             Columbia University Graduate
                             School of Business. Prior to
                             1987, he was Chairman of the
                             Financial Accounting
                             Standards Board. Mr. Kirk
                             previously served as a
                             Director of General Re
                             Corporation (reinsurance,
                             1987-1998) and Valuation
                             Research Corp. (appraisals
                             and valuations, 1993-1995).
                             He serves as Chairman of the
                             Board of Directors of
                             National Arts Stabilization
                             Inc., Chairman of the Board
                             of Trustees of the Greenwich
                             Hospital Association,
                             Director of the Yale-New
                             Haven Health Services Corp.
                             (1998), a Member of the
                             Public Oversight Board of
                             the American Institute of
                             Certified Public
                             Accountants' SEC Practice
                             Section (1995), and as a
                             Public Governor of the
                             National Association of
                             Securities Dealers, Inc.
                             (1996).

Ned C. Lautenbach  (55)      Partner of Clayton, Dubilier    N/A
                             & Rice, Inc. (private equity
                             investment firm) since
                             September 1998. Mr.
                             Lautenbach was Senior Vice
                             President of IBM Corporation
                             from 1992 until his
                             retirement in July 1998.
                             From 1993 to 1995 he was
                             Chairman of IBM World Trade
                             Corporation. He also was a
                             member of IBM's Corporate
                             Executive Committee from
                             1994 to July 1998. He is a
                             Director of PPG Industries
                             Inc. (glass, coating and
                             chemical manufacturer),
                             Dynatech Corporation (global
                             communications equipment),
                             Eaton Corporation (global
                             manufacturer of highly
                             engineered products) and
                             ChoicePoint Inc. (data
                             identification, retrieval,
                             storage, and analysis).

*Peter S. Lynch  (56)        Vice Chairman and Director of   1990
                             FMR. Prior to May 31, 1990,
                             he was a Director of FMR and
                             Executive Vice President of
                             FMR (a position he held
                             until March 31, 1991); Vice
                             President of Fidelity
                             Magellan Fund and FMR Growth
                             Group Leader; and Managing
                             Director of FMR Corp. Mr.
                             Lynch was also Vice
                             President of Fidelity
                             Investments Corporate
                             Services (1991-1992). In
                             addition, he serves as a
                             Trustee of Boston College,
                             Massachusetts Eye & Ear
                             Infirmary, Historic
                             Deerfield (1989) and Society
                             for the Preservation of New
                             England Antiquities, and as
                             an Overseer of the Museum of
                             Fine Arts of Boston.

William O. McCoy  (65)       Vice President of Finance for   1997
                             the University of North
                             Carolina (16-school system,
                             1995). Prior to his
                             retirement in December 1994,
                             Mr. McCoy was Vice Chairman
                             of the Board of BellSouth
                             Corporation
                             (telecommunications, 1984)
                             and President of BellSouth
                             Enterprises (1986). He is
                             currently a Director of
                             Liberty Corporation (holding
                             company, 1984), Weeks
                             Corporation of Atlanta (real
                             estate, 1994), Carolina
                             Power and Light Company
                             (electric utility, 1996) and
                             the Kenan Transport Co.
                             (1996). Previously, he was a
                             Director of First American
                             Corporation (bank holding
                             company, 1979-1996). In
                             addition, Mr. McCoy serves
                             as a member of the Board of
                             Visitors for the University
                             of North Carolina at Chapel
                             Hill (1994) and for the
                             Kenan-Flager Business School
                             (University of North
                             Carolina at Chapel Hill,
                             1988).

Gerald C. McDonough  (71)    Chairman of G.M. Management     1989
                             Group (strategic advisory
                             services). Mr. McDonough is
                             a Director of York
                             International Corp. (air
                             conditioning and
                             refrigeration), Commercial
                             Intertech Corp. (hydraulic
                             systems, building systems,
                             and metal products, 1992),
                             CUNO, Inc. (liquid and gas
                             filtration products, 1996),
                             and Associated Estates
                             Realty Corporation (a real
                             estate investment trust,
                             1993). Mr. McDonough served
                             as a Director of
                             ACME-Cleveland Corp. (metal
                             working, telecommunications,
                             and electronic products)
                             from 1987-1996 and
                             Brush-Wellman Inc. (metal
                             refining) from 1983-1997).

Marvin L. Mann  (66)         Chairman of the Board of        1993
                             Lexmark International, Inc.
                             (office machines, 1991).
                             Prior to 1991, he held the
                             positions of Vice President
                             of International Business
                             Machines Corporation ("IBM")
                             and President and General
                             Manager of various IBM
                             divisions and subsidiaries.
                             Mr. Mann is a Director of
                             M.A. Hanna Company
                             (chemicals, 1993) and
                             Imation Corp. (imaging and
                             information storage, 1997).

*Robert C. Pozen  (53)       Senior Vice President, is       1997
                             also President and a
                             Director of FMR (1997); and
                             President and a Director of
                             Fidelity Investments Money
                             Management, Inc. (1998),
                             Fidelity Management &
                             Research (U.K.) Inc. (1997),
                             and Fidelity Management &
                             Research (Far East) Inc.
                             (1997). Previously, Mr.
                             Pozen served as General
                             Counsel, Managing Director,
                             and Senior Vice President of
                             FMR Corp.

Thomas R. Williams  (71)     President of The Wales Group,   1989
                             Inc. (management and
                             financial advisory
                             services). Prior to retiring
                             in 1987, Mr. Williams served
                             as Chairman of the Board of
                             First Wachovia Corporation
                             (bank holding company), and
                             Chairman and Chief Executive
                             Officer of The First
                             National Bank of Atlanta and
                             First Atlanta Corporation
                             (bank holding company). He
                             is currently a of Director
                             of ConAgra, Inc.
                             (agricultural products),
                             Georgia Power Company
                             (electric utility), National
                             Life Insurance Company of
                             Vermont, American Software,
                             Inc., and AppleSouth, Inc.
                             (restaurants, 1992).



** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

As of May 31, 1999 the nominees, Trustees and officers of the Trust and each fund owned, in the aggregate, less than 1% of the funds' outstanding shares.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met 11 times during the twelve months ended September 30, 1999. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and
normally meets four times a year, or as required,    in conjunction
with     meetings of the Board of Trustees. Currently, Messrs. Kirk
(Chairman), Gates, McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months
ended September 30, 1999, the committee held    eight     meetings.

The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), E. Bradley Jones, Mann, and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended September 30, 1999, the committee held
   three     meetings. The Nominating and Administration Committee
will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended September 30, 1999, or calendar year ended December 31, 1998, as applicable.


COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from   Aggregate Compensation from  Aggregate Compensation from
Advisory Board               Fidelity Asset Manager B,C,E  Fidelity Asset Manager:      Fidelity Asset Manager:
                                                           Growth B,D,E                 Income B

Edward C. Johnson 3d**       $ 0                           $ 0                          $ 0

Abigail P. Johnson**,#       $ 0                           $ 0                          $ 0

J. Gary Burkhead**           $ 0                           $ 0                          $ 0

Ralph F. Cox                 $ 3,888                       $ 1,583                      $ 279

Phyllis Burke Davis          $ 3,734                       $ 1,519                      $ 268

Robert M. Gates              $ 3,861                       $ 1,572                      $ 277

E. Bradley Jones             $ 3,860                       $ 1,572                      $ 277

Donald J. Kirk               $ 3,863                       $ 1,573                      $ 277

Ned C. Lautenbach***         $ 0                           $ 0                          $ 0

Peter S. Lynch**             $ 0                           $ 0                          $ 0

William O. McCoy             $ 3,861                       $ 1,572                      $ 277

Gerald C. McDonough          $ 4,727                       $ 1,926                      $ 339

Marvin L. Mann               $ 3,861                       $ 1,572                      $ 277

Robert C. Pozen**            $ 0                           $ 0                          $ 0

Thomas R. Williams           $ 3,786                       $ 1,541                      $ 272




COMPENSATION TABLE

Trustees and Members of the  Aggregate Compensation from  Total Compensation from the
Advisory Board               Spartan Investment Grade     Fund Complex *,A
                             Bond Fund B

Edward C. Johnson 3d**       $ 0                          $ 0

Abigail P. Johnson**,#       $ 0                          $ 0

J. Gary Burkhead**           $ 0                          $ 0

Ralph F. Cox                 $ 418                        $ 223,500

Phyllis Burke Davis          $ 403                        $ 220,500

Robert M. Gates              $ 415                        $ 223,500

E. Bradley Jones             $ 415                        $ 222,000

Donald J. Kirk               $ 416                        $ 226,500

Ned C. Lautenbach***         $ 0                          $ 0

Peter S. Lynch**             $ 0                          $ 0

William O. McCoy             $ 415                        $ 223,500

Gerald C. McDonough          $ 509                        $ 273,500

Marvin L. Mann               $ 415                        $ 220,500

Robert C. Pozen**            $ 0                          $ 0

Thomas R. Williams           $ 407                        $ 223,500


* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds, Ms. Johnson and Mr. Burkhead are compensated by FMR.

*** Effective October 14, 1999, Mr. Lautenbach serves as a Member of the Advisory Board.

# Effective April 1, 1999, Ms. Johnson serves as a Member of the
Advisory Board of certain trusts, including Fidelity Charles Street
Trust.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55, 039; Marvin L. Mann, $55,039; William O. McCoy, $55,039; and Thomas R. Williams, $63,433.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.

C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $1,757, Phyllis Burke Davis, $1,757, Robert M. Gates, $1,757, E. Bradley Jones, $1,757, Donald J. Kirk, $1,757, William O. McCoy, $1,757, Gerald C. McDonough, $2,049, Marvin L. Mann, $1,757, and Thomas R. Williams, $1,757.

D The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $716, Phyllis Burke Davis, $716, Robert M. Gates, $716, E. Bradley Jones, $716, Donald J. Kirk, $716, William O. McCoy, $716, Gerald C. McDonough, $835, Marvin L. Mann, $716, and Thomas R. Williams, $716.

E Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows:
Ralph F. Cox, $1,470, Asset Manager; Marvin L. Mann, $393, Asset Manager; William O. McCoy, $1,470, Asset Manager; Thomas R. Williams, $1,470, Asset Manager; Ralph F. Cox, $599, Asset Manager: Growth; Marvin L. Mann, $154, Asset Manager: Growth; William O. McCoy, $599; Asset Manager: Growth, Thomas R. Williams, $599, Asset Manager:
Growth.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2. TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUNDS.

By a vote of the non-interested Trustees, the firm of Deloitte & Touche LLP has been selected as independent accountants for each fund to sign or certify any financial statements of each fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of each fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment
without penalty.    Deloitte & Touche LLP has advised each fund that
to the best of its knowledge and belief, as of the commencement of the firm's professional engagement to examine the funds' financial statements, no Deloitte & Touche LLP professional will hold any direct or material indirect ownership interest in such funds inconsistent with the independence standards pertaining to accountants.

For each fund's fiscal years ended September 30, 1999 and September
30, 1998, the firm of PricewaterhouseCoopers LLP    (PwC)     acted as
each fund's accountants. Effective September 16, 1999, the non-interested Trustees selected the firm of Deloitte & Touche LLP as the independent accountants for each fund beginning with each fund's fiscal year ended September 30, 2000, upon the recommendation of each fund's Audit Committee.

   PwC's     audit reports for the fiscal years ended September 30,
1999 and September 30, 1998, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there
were no disagreements between each fund and    PwC     on accounting
principles or practices, financial statement disclosures, or audit scope or procedures, which if not resolved to the satisfaction of
PwC     would have caused    PwC     to make reference to the subject
matter of the disagreements in connection with    its     reports on
the financial statements for such years.

The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of each fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives
of Deloitte & Touche LLP    and PwC     are not expected to be present
at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.





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CHA-PXL/ADJ-1199
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